UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04993

Nicholas Limited Edition, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer

411 East Wisconsin Avenue, Suite 2100

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2024

Date of reporting period: 12/31/2024

Item 1. Report to Stockholders.

(a)

Nicholas Limited Edition, Inc. Class I - NCLEX

Annual Shareholder Report

December 31, 2024

This annual shareholder report contains important information about Nicholas Limited Edition, Inc. (the "Fund") - Class I (the "Class") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.nicholasfunds.com. You can also request this information by contacting us at 1-800-544-6547.

What Were the Portfolio Costs for the Last Year?
(based on a hypothetical $10,000 investment)
Portfolio Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$90	0.85%
How Did the Fund Perform Last Year and What Affected its Performance?

For the one-year period ended December 31, 2024, the Fund's Class I returned 11.94%.

Positioning

The Fund is typically exposed to more stable growth companies relative to its benchmark, the Russell 2000 Growth Index. With this positioning, the Fund generally lags in strong equity returns environments such as those observed in the last fiscal year.

Performance

The Fund's Class I posted a positive return during the period, while underperforming relative to its benchmark. Overall equity market returns were strong due to reasonably strong earnings growth, a stable employment picture and the anticipation of an accommodative Federal Reserve, which eased its fed funds target rate by 100 basis points over the course of the year. These factors also helped the Fund's performance.

What factors influenced performance?

The fiscal year was marked by strong equity performance, although overall returns for small cap securities lagged their larger cap counterparts substantially for the year. 2024 was the eighth consecutive year of small cap underperformance relative to large caps as measured by Russell 2000 Index versus the Russell 1000 Index, respectively. Consumer staples was the top performing sector within the Russell 2000 Growth Index, with information technology not far behind. The information technology sector was a strong performer across the capitalization spectrum in 2024, and while the Fund held an overweight position within the sector during the year, it did not own the largest weighting within the benchmark for fundamental reasons, which resulted in a relative performance headwind for the first half of the Fund's fiscal year. Similar to information technology, results within the consumer staples sector were negatively impacted by not owning a company with a large benchmark weight due to valuation considerations. With the dip in short-term interest rates during the year, more interest rate-sensitive sectors such as financials and industrials also performed well, and the Fund benefitted somewhat from its overweight position in those sectors. Further, infrastructure-related holdings within industrials also helped the Fund's absolute and relative performance.

Top Contributors:

The largest contributors to the Fund's performance were positive stock selection within the consumer discretionary and materials sectors.

Individual name contributors (portfolio contribution to return basis):

  Q2 Holdings, Inc. (QTWO)

  Construction Partners, Inc. Class A (ROAD)

  Comfort Systems USA, Inc. (FIX)

Top Detractors:

Negative security selection within the health care and information technology sectors detracted from the Fund's performance. Cash held within the Fund was also a drag on performance for the fiscal year.

Individual name detractors (portfolio contribution to return basis):

  Five9, Inc. (FIVN)

  Pacira Biosciences, Inc. (PCRX)

  Qualys, Inc. (QLYS)

Investment approaches cycle in and out of favor, and a focus on quality businesses with sustainable competitive advantages while remaining cognizant of the price paid has been out of favor since the market bottom of October 2022. The investment team remains focused on owning what we believe are high-quality growth companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets, operated by responsible management teams, and that are trading at reasonable valuations.

Comparison of a Change in Value of a $100,000 Investment
As of December 31, 2024

The following graph compares the performance of the Class to that of the Russell 3000 Index, the Russell 2000 Index and the Russell 2000 Growth Index. The indices are not available for investment and are unmanaged. Returns for the indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

The Russell 3000 Index measures the performance of the largest 3,000 US companies designed to represent approximately 98% of the investable US equity market. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represent approximately 98% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns
As of December 31, 2024
	1 Year	5 Years	10 Years
Nicholas Limited Edition, Inc. - Class I	11.94%	7.90%	9.33%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Growth Index	15.15%	6.86%	8.09%
Russell 2000 Index	11.54%	7.40%	7.82%

The performance data quoted represents past performance and are no guarantee of future performance.

The investment return and principal value of the an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

Key Fund Statistics
As of December 31, 2024
Net Assets	$492,750,846
Number of Portfolio Holdings	66
Portfolio Turnover Rate	12.81%
Total Advisory Fees Paid	$3,599,503
Top Ten Equity Holdings
As of December 31, 2024
Name	Percentage of Net Assets
RB Global, Inc.	2.98%
Q2 Holdings, Inc.	2.76%
CyberArk Software Ltd.	2.58%
Shift4 Payments, Inc. Class A	2.39%
Prestige Consumer Healthcare Inc	2.37%
Cohen & Steers, Inc.	2.34%
Descartes Systems Group Inc.	2.31%
ExlService Holdings, Inc.	2.22%
Dorman Products, Inc.	2.20%
Globus Medical Inc Class A	2.15%
Total of top ten	24.30%
Sector Diversification (As a Percentage of Total Investments)
As of December 31, 2024
Where can I find additional information about the Fund?

Additional information is available on the Fund's website, www.nicholasfunds.com, including its:

  prospectus

  financial information

  proxy voting information

Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those of other members of your household, please call the Fund at 1-800-544-6547.

Nicholas Limited Edition, Inc. Class N - NNLEX

Annual Shareholder Report

December 31, 2024

This annual shareholder report contains important information about Nicholas Limited Edition, Inc. (the "Fund") - Class N (the "Class") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.nicholasfunds.com. You can also request this information by contacting us at 1-800-544-6547.

What Were the Portfolio Costs for the Last Year?
(based on a hypothetical $10,000 investment)
Portfolio Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class N	$122	1.15%
How Did the Fund Perform Last Year and What Affected its Performance?

For the one-year period ended December 31, 2024, the Fund's Class N returned 11.58%.

Positioning

The Fund is typically exposed to more stable growth companies relative to its benchmark, the Russell 2000 Growth Index. With this positioning, the Fund generally lags in strong equity returns environments such as those observed in the last fiscal year.

Performance

The Fund's Class N posted a positive return during the period, while underperforming relative to its benchmark. Overall equity market returns were strong due to reasonably strong earnings growth, a stable employment picture and the anticipation of an accommodative Federal Reserve, which eased its fed funds target rate by 100 basis points over the course of the year. These factors also helped the Fund's performance.

What factors influenced performance?

The fiscal year was marked by strong equity performance, although overall returns for small cap securities lagged their larger cap counterparts substantially for the year. 2024 was the eighth consecutive year of small cap underperformance relative to large caps as measured by Russell 2000 Index versus the Russell 1000 Index, respectively. Consumer staples was the top performing sector within the Russell 2000 Growth Index, with information technology not far behind. The information technology sector was a strong performer across the capitalization spectrum in 2024, and while the Fund held an overweight position within the sector during the year, it did not own the largest weighting within the benchmark for fundamental reasons, which resulted in a relative performance headwind for the first half of the Fund's fiscal year. Similar to information technology, results within the consumer staples sector were negatively impacted by not owning a company with a large benchmark weight due to valuation considerations. With the dip in short-term interest rates during the year, more interest rate-sensitive sectors such as financials and industrials also performed well, and the Fund benefitted somewhat from its overweight position in those sectors. Further, infrastructure-related holdings within industrials also helped the Fund's absolute and relative performance.

Top Contributors:

The largest contributors to the Fund's performance were positive stock selection within the consumer discretionary and materials sectors.

Individual name contributors (portfolio contribution to return basis):

  Q2 Holdings, Inc. (QTWO)

  Construction Partners, Inc. Class A (ROAD)

  Comfort Systems USA, Inc. (FIX)

Top Detractors:

Negative security selection within the health care and information technology sectors detracted from the Fund's performance. Cash held within the Fund was also a drag on performance for the fiscal year.

Individual name detractors (portfolio contribution to return basis):

  Five9, Inc. (FIVN)

  Pacira Biosciences, Inc. (PCRX)

  Qualys, Inc. (QLYS)

Investment approaches cycle in and out of favor, and a focus on quality businesses with sustainable competitive advantages while remaining cognizant of the price paid has been out of favor since the market bottom of October 2022. The investment team remains focused on owning what we believe are high-quality growth companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets, operated by responsible management teams, and that are trading at reasonable valuations.

Comparison of a Change in Value of a $10,000 Investment
As of December 31, 2024

The following graph compares the performance of the Class to that of the Russell 3000 Index, the Russell 2000 Index and the Russell 2000 Growth Index. The indices are not available for investment and are unmanaged. Returns for the indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

The Russell 3000 Index measures the performance of the largest 3,000 US companies designed to represent approximately 98% of the investable US equity market. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represent approximately 98% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns
As of December 31, 2024
	1 Year	5 Years	10 Years
Nicholas Limited Edition, Inc. - Class N	11.58%	7.61%	9.01%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Growth Index	15.15%	6.86%	8.09%
Russell 2000 Index	11.54%	7.40%	7.82%

The performance data quoted represents past performance and are no guarantee of future performance.

The investment return and principal value of the an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

Key Fund Statistics
As of December 31, 2024
Net Assets	$492,750,846
Number of Portfolio Holdings	66
Portfolio Turnover Rate	12.81%
Total Advisory Fees Paid	$3,599,503
Top Ten Equity Holdings
As of December 31, 2024
Name	Percentage of Net Assets
RB Global, Inc.	2.98%
Q2 Holdings, Inc.	2.76%
CyberArk Software Ltd.	2.58%
Shift4 Payments, Inc. Class A	2.39%
Prestige Consumer Healthcare Inc	2.37%
Cohen & Steers, Inc.	2.34%
Descartes Systems Group Inc.	2.31%
ExlService Holdings, Inc.	2.22%
Dorman Products, Inc.	2.20%
Globus Medical Inc Class A	2.15%
Total of top ten	24.30%
Sector Diversification (As a Percentage of Total Investments)
As of December 31, 2024
Where can I find additional information about the Fund?

Additional information is available on the Fund's website, www.nicholasfunds.com, including its:

  prospectus

  financial information

  proxy voting information

Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those of other members of your household, please call the Fund at 1-800-544-6547.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,363 in 2024 and $33,660 in 2023.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,355 in 2024 and $6,170 in 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $21,680 in 2023 and $20,650 in 2022. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2023 and 10/31/2022, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b)   N/A

     (c)   N/A

     (d)   N/A

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the financial statements and financial highlights for open-end management investment companies under Item 7 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION

December 31, 2024

NICHOLAS LIMITED EDITION, INC.

CONSISTENCY *in a* WORLD *of* CHANGE

WWW.NICHOLASFUNDS.COM

Financial Highlights Class I (NCLEX) For a share outstanding throughout each period

	Years Ended December 31,
	2024	2023		2022	2021	2020
NET ASSET VALUE, BEGINNING OF PERIOD	$27.77	$24.27		$33.81	$33.07	$28.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) (1)	(.02)	.00	(2)	(.08)	(.17)	(.08)
Net gain (loss) on securities (realized and unrealized)	3.34	4.17		(7.95)	6.47	6.51
Total from investment operations	3.32	4.17		(8.03)	6.30	6.43

LESS DISTRIBUTIONS
From net investment income	—	—		—	—	—
From net capital gain	(.76)	(.67)		(1.51)	(5.56)	(1.69)
Total distributions	(.76)	(.67)		(1.51)	(5.56)	(1.69)

NET ASSET VALUE, END OF PERIOD	$30.33	$27.77		$24.27	$33.81	$33.07

TOTAL RETURN	11.94%	17.17%		(23.66)%	19.00%	22.73%

SUPPLEMENTAL DATA
Net assets, end of period (millions)	$472.0	$442.8		$399.6	$559.2	$507.9
Ratio of expenses to average net assets	.85%	.85%		.86%	.85%	.86%
Ratio of net investment income (loss) to average net assets	(.06)%	.00	%(2)	(.29)%	(.47)%	(.28)%
Portfolio turnover rate	12.81%	12.38%		27.93%	28.32%	28.16%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00 or .00%.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNLEX) For a share outstanding throughout each period

	Years Ended December 31,
	2024	2023	2022	2021	2020
NET ASSET VALUE, BEGINNING OF PERIOD	$24.74	$21.75	$30.60	$30.44	$26.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (1)	(.09)	(.07)	(.15)	(.23)	(.12)
Net gain (loss) on securities (realized and unrealized)	2.96	3.73	(7.19)	5.95	6.01
Total from investment operations	2.87	3.66	(7.34)	5.72	5.89

LESS DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net capital gain	(.76)	(.67)	(1.51)	(5.56)	(1.69)
Total distributions	(.76)	(.67)	(1.51)	(5.56)	(1.69)

NET ASSET VALUE, END OF PERIOD	$26.85	$24.74	$21.75	$30.60	$30.44

TOTAL RETURN	11.58%	16.81	(23.86)%	18.70%	22.48%

SUPPLEMENTAL DATA
Net assets, end of period (millions)	$20.8	$20.9	$17.8	$27.7	$28.0
Ratio of expenses to average net assets	1.15%	1.16%	1.13%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	(.36)%	(.31)%	(.57)%	(.70)%	(.48)%
Portfolio turnover rate	12.81%	12.38%	27.93%	28.32%	28.16%

(1)	Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Schedule of Investments December 31, 2024

Shares or Principal Amount		Value
COMMON STOCKS — 97.60%
	Consumer Discretionary - Automobiles & Components — 2.20%
83,677	Dorman Products, Inc.*	$10,840,355

	Consumer Discretionary - Consumer Discretionary Distribution & Retail — 2.46%
8,035	Murphy USA, Inc.	4,031,561
73,550	Ollie’s Bargain Outlet Holdings Inc*	8,070,642
		12,102,203
	Consumer Discretionary - Consumer Durables & Apparel — 1.84%
207,770	La-Z-Boy Incorporated	9,052,539

	Consumer Discretionary - Consumer Services — 1.70%
131,500	Carriage Services Inc.	5,240,275
192,620	Wendy’s Company	3,139,706
		8,379,981
	Consumer Staples - Food, Beverage & Tobacco — 2.86%
45,355	J & J Snack Foods Corp.	7,035,921
421,967	Nomad Foods Ltd.	7,080,606
		14,116,527
	Financials - Financial Services — 10.78%
124,635	Cohen & Steers, Inc.	11,508,796
213,210	EVERTEC, Inc.	7,362,141
340,480	i3 Verticals, Inc. Class A*	7,844,659
25,975	Morningstar, Inc.	8,747,341
772,951	Repay Holdings Corp. Class A*	5,897,616
113,530	Shift4 Payments, Inc. Class A*	11,782,143
		53,142,696
	Financials - Insurance — 1.44%
182,595	Baldwin Insurance Group, Inc. Class A*	7,077,382

	Health Care - Health Care Equipment & Services — 13.15%
73,317	Amedisys, Inc.*	6,656,450
175,150	AtriCure, Inc.*	5,352,584
551,683	Certara, Inc.*	5,875,424
83,653	Encompass Health Corporation	7,725,355

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) December 31, 2024

Shares or Principal Amount		Value
COMMON STOCKS — 97.60% (continued)
	Health Care - Health Care Equipment & Services — 13.15% (continued)
128,303	Globus Medical Inc Class A*	$10,611,941
426,053	Neogen Corp*	5,172,283
97,295	Omnicell, Inc.*	4,331,573
247,880	Option Care Health Inc*	5,750,816
96,221	Phreesia, Inc.*	2,420,920
120,930	Simulations Plus, Inc.	3,372,738
103,529	STAAR Surgical Company*	2,514,719
20,536	UFP Technologies, Inc.*	5,021,257
		64,806,060
	Health Care - Pharmaceuticals, Biotechnology & Life Sciences — 3.35%
149,595	Prestige Consumer Healthcare Inc*	11,681,874
221,064	Stevanato Group SpA	4,816,985
		16,498,859
	Industrials - Capital Goods -- 6.58%
88,706	A. O. Smith Corporation	6,050,636
67,859	Beacon Roofing Supply, Inc.*	6,893,117
13,404	Comfort Systems USA, Inc.	5,684,100
101,956	Construction Partners, Inc. Class A*	9,019,028
70,945	Donaldson Company, Inc.	4,778,146
		32,425,027
	Industrials - Commercial & Professional Services — 16.16%
47,033	Casella Waste Systems, Inc.*	4,976,562
246,150	ExlService Holdings, Inc.*	10,924,137
79,395	Exponent, Inc.	7,074,095
83,175	ICF International, Inc.	9,915,292
430,045	OPENLANE, Inc.*	8,532,093
42,923	Paylocity Holding Corp.*	8,561,851
162,731	RB Global, Inc.	14,679,964
211,365	Tetra Tech, Inc.	8,420,782
138,570	WNS (Holdings) Limited Sponsored ADR*	6,566,832
		79,651,608
	Industrials - Transportation — 2.59%
129,965	Knight-Swift Transportation Holdings Inc. Class A	6,893,344
377,134	Marten Transport, Ltd.	5,887,062
		12,780,406

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) December 31, 2024

Shares or Principal Amount		Value
COMMON STOCKS — 97.60% (continued)
	Information Technology - Semiconductors & Semiconductor Equipment — 3.57%
116,535	Lattice Semiconductor Corporation*	$6,601,708
29,061	Onto Innovation, Inc.*	4,843,597
99,460	Power Integrations, Inc.	6,136,682
		17,581,987
	Information Technology - Software & Services — 23.68%
84,870	Altair Engineering Inc. Class A*	9,260,166
139,960	BlackLine, Inc.*	8,503,970
38,110	CyberArk Software Ltd.*	12,696,347
100,050	Descartes Systems Group Inc.*	11,365,680
139,895	Five9, Inc.*	5,685,333
363,571	Grid Dynamics Holdings, Inc. Class A*	8,085,819
69,568	Intapp, Inc.*	4,458,613
200,893	nCino Inc*	6,745,987
134,991	Q2 Holdings, Inc.*	13,586,844
46,906	Qualys, Inc.*	6,577,159
47,284	SPS Commerce, Inc.*	8,699,783
150,650	Tenable Holdings, Inc.*	5,932,597
159,645	Varonis Systems, Inc.*	7,093,027
73,060	Workiva Inc. Class A*	8,000,070
		116,691,395
	Information Technology - Technology Hardware & Equipment — 2.41%
88,558	ePlus inc.*	6,542,665
34,909	Novanta Inc*	5,333,048
		11,875,713
	Materials - Materials — 1.90%
59,500	AptarGroup, Inc.	9,347,450

	Real Estate - Equity Real Estate Investment Trusts (REITs) — 0.93%
109,550	NexPoint Residential Trust, Inc.	4,573,712

	TOTAL COMMON STOCKS (cost $292,695,579)	480,943,900

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) December 31, 2024

Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS — 2.34%
	Money Market Deposit Account – 0.02%
$70,687	U.S. Bank Money Market, 4.20%	$70,687

	Money Market Fund — 1.00%
4,943,240	Morgan Stanley Institutional Liquidity Funds Government Portfolio (Institutional Class), 7-day net yield, 4.419%	4,943,240

	U.S. Government Security — 1.32%
6,500,000	U.S. Treasury Bill 01/02/2025, (1)	6,500,000

	TOTAL SHORT-TERM INVESTMENTS (cost $11,513,120)	11,513,927
	TOTAL INVESTMENTS (cost $304,208,699) — 99.94%	492,457,827
	OTHER ASSETS, NET OF LIABILITIES — 0.06%	293,019
	TOTAL NET ASSETS (basis of percentages disclosed above) — 100%	$492,750,846

*	Non-income producing security.
(1)	The Treasury Bill is a zero coupon security that has reached full maturity.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities December 31, 2024

ASSETS
Investments in securities at value (cost $304,208,699)	$492,457,827
Receivables
Investment securities sold	990,923
Capital stock subscription	84,434
Dividend and interest	83,084
Total receivables	1,158,441
Other	74,523
Total assets	493,690,791

LIABILITIES
Payables
Investment securities purchased	495,729
Due to adviser
Management fee	326,883
Accounting and administration fee	7,191
Total due to adviser	334,074
Capital stock redemption	36,348
12b-1 and servicing fee	17,313
Other payable and accrued expense	56,481
Total liabilities	939,945
Total net assets	$492,750,846

NET ASSETS CONSIST OF
Paid in capital	$300,734,421
Accumulated distributable earnings	192,016,425
Total net assets	$492,750,846

CLASS I
Net assets	$471,967,761
Shares outstanding	15,563,035
NET ASSET VALUE PER SHARE ($.01 par value, 39,000,000 shares authorized), offering price and redemption price	$30.33

CLASS N
Net assets	$20,783,085
Shares outstanding	774,074
NET ASSET VALUE PER SHARE ($.01 par value, 11,000,000 shares authorized), offering price and redemption price	$26.85

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations For the year ended December 31, 2024

INCOME
Dividend (net of foreign taxes of $33,949)	$2,472,417
Interest	1,316,448
Total income	3,788,865

EXPENSES
Management fee	3,599,503
Transfer agent fees	122,113
Administration services	79,189
Accounting and pricing services	55,763
Registration fees	55,035
12b-1 fees - Class N	47,331
Audit and tax fees	41,322
Custodian fees	24,282
Directors’ fees	21,675
Printing	20,570
Insurance	18,107
Servicing fees - Class N	16,932
Legal fees	16,090
Postage and mailing	8,979
Other operating expenses	17,335
Total expenses	4,144,226
Net investment loss	(355,361)

NET REALIZED GAIN ON INVESTMENTS	14,480,307

CHANGE IN NET UNREALIZED APPRECIATION/ DEPRECIATION ON INVESTMENTS	40,132,943
Net realized and unrealized gain (loss) on investments	54,613,250
Net increase (decrease) in net assets resulting from operations	$54,257,889

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets For the years ended December 31, 2024 and 2023

	Year Ended 12/31/2024	Year Ended 12/31/2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(355,361)	$(34,893)
Net realized gain on investments	14,480,307	14,048,374
Change in net unrealized appreciation/depreciation on investments	40,132,943	55,882,600
Net increase (decrease) in net assets resulting from operations	54,257,889	69,896,081

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations - Class I	(11,672,101)	(10,552,822)
Investment operations - Class N	(571,753)	(551,328)
Total distributions	(12,243,854)	(11,104,150)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued - Class I (532,803 and 656,813 shares, respectively)	15,463,895	17,193,609
Reinvestment of distributions - Class I (231,591 and 317,495 shares, respectively)	7,077,294	8,915,240
Cost of shares redeemed - Class I (1,147,614 and 1,494,661 shares, respectively)	(33,595,886)	(39,305,698)
Proceeds from shares issued - Class N (108,692 and 228,302 shares, respectively)	2,773,753	5,381,746
Reinvestment of distributions - Class N (21,010 and 21,870 shares, respectively)	568,676	547,198
Cost of shares redeemed - Class N (200,889 and 221,075 shares, respectively)	(5,265,448)	(5,197,543)
Change in net assets derived from capital share transactions	(12,977,716)	(12,465,448)
Total increase (decrease) in net assets	29,036,319	46,326,483

NET ASSETS
Beginning of period	463,714,527	417,388,044
End of period	$492,750,846	$463,714,527

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements December 31, 2024

(1)	Summary of Significant Accounting Policies —

Nicholas Limited Edition, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a)

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the period. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical investments

Notes to Financial Statements (continued) December 31, 2024

Level 2 -

other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 –
Common Stocks(1)	$480,943,900
Money Market Deposit Account	70,687
Money Market Fund	4,943,240
Level 2 –
U.S. Government Security	6,500,000
Level 3 –
None	—
Total	$492,457,827

(1)	See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c)

Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 fees and shareholder servicing fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. During the period, the 12b-1 fee was 0.23% through May 14, 2024. From May 15, 2024 through period end, the 12b-1 fee was 0.22%.

Notes to Financial Statements (continued) December 31, 2024

During the period, the service fee was 0.08%. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(d)

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e)

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At December 31, 2024, reclassifications were recorded to increase undistributed ordinary income by $355,351, increase paid in capital by $416,645 and decrease accumulated undistributed net realized capital gains by $772,006.

The tax character of distributions paid during the years ended December 31, was as follows:

	12/31/2024	12/31/2023
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	12,243,854	11,104,150
Total distributions paid	$12,243,854	$11,104,150

As of December 31, 2024, investment cost for federal tax purposes was $304,297,387 and the tax basis components of net assets were as follows:

Unrealized appreciation	$215,598,466
Unrealized depreciation	(27,438,026)
Net unrealized appreciation	188,160,440
Undistributed ordinary income	—
Accumulated undistributed net realized capital gains	3,855,985
Paid in capital	300,734,421
Net assets	$492,750,846

Notes to Financial Statements (continued) December 31, 2024

The differences between financial statement and tax-basis cost is attributable primarily to the Fund’s holdings in REITs.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2024. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended December 31, 2024. At December 31, 2024, the fiscal years 2021 through 2024 remain open to examination in the Fund’s major tax jurisdictions.

(f)

The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services - Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g)

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h)

In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of December 31, 2024. On February 10, 2025, the Board of Directors approved a change in the fiscal year end for the Fund from December 31st to October 31st. Other than this event, there have been no material subsequent events since December 31, 2024 that would require adjustment to or additional disclosure in these financial statements.

(2)	Related Parties —

(a)	Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment

Notes to Financial Statements (continued) December 31, 2024

of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b)	Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $9,785 for the period ended December 31, 2024 for legal services rendered by this law firm.

(3)	Investment Transactions —

For the period ended December 31, 2024, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $58,390,234 and $58,781,824, respectively.

(4)	Operating Segments —

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management committee of the Fund’s adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers. The financial information in the form of the Fund’s portfolio investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Nicholas Limited Edition, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Limited Edition, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Milwaukee, Wisconsin
February 21, 2025
We have served as the auditor of one or more Nicholas investment companies since 1977.

Approval of Investment Advisory Contract (unaudited)

In November 2024, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2025. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s historical performance; (ii) the Fund’s performance relative to its benchmark; (iii) the expense ratios for peer group funds in the small-cap growth category and the Fund’s risk/return profile as measured by the standard deviation and the Sharpe Ratio; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included small-cap growth focused funds with similar asset sizes, number of holdings and market capitalizations and at least a 10-year history. In terms of the peer group data used for performance comparisons, the Fund’s Class I total return ranked 27th, 6th, 25th and 17th out of 35 funds for the one-, three-, five- and ten-year periods ended September 30, 2024. The Fund’s Class I had the seventh lowest expense ratio among its peer group.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance with respect to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided and the profits to be realized by the Adviser from the relationship with the Fund. The Board concluded that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, strategies to improve performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Nicholas Funds Services Offered (unaudited)

●	IRAs

●	Traditional	●	SEP
●	Roth	●	SIMPLE

●	Coverdell Education Savings Accounts

●	Automatic Investment Plan

●	Direct Deposit of Dividend and Capital Gain Distributions

●	Systematic Withdrawal Plan

●	Monthly Automatic Exchange between Funds

●	Telephone Purchase and Redemption

●	Telephone Exchange

●	24-hour Automated Account Information (800-544-6547)

●	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds.

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

RYAN P. BUSHMAN, Senior Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

AARON D. HIZMI, Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC

Portland, Maine

Custodian

U.S. BANK N.A.

Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectus contain this and other important information about the investment company, and it may be obtained by calling 1-800-544-6547 or visiting www.nicholasfunds.com. Please read the prospectus carefully before investing.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There have been no such changes in or disagreements with accountants as contemplated by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for this reporting period.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers, and others is disclosed in the Statement of Operations included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The basis for approval of the investment advisory contract is included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to this filing.

Item 19. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Not applicable to this filing.

(a)(3) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(4) Not applicable to this filing.

(a)(5) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Nicholas Limited Edition, Inc.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer

Date:	February 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer

Date:	February 21, 2025

By:	/s/ Jennifer R. Kloehn
Name:	Jennifer R. Kloehn
Title:	Principal Financial Officer

Date:	February 21, 2025